DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Institutional Short Term Treasury Fund. For its annual reporting period ended September 30, 1996, your Fund produced a total return of 6.03% per share for Class A shares and 5.76% for Class B shares.* Income dividends of approximately $.127 per share were paid for Class A shares and $.122 for Class B shares, which is equivalent to an annualized distribution rate per share of 6.38% and 6.12% for Class A and Class B shares, respectively. **
THE ECONOMY
    Low inflation in the face of ongoing strong growth in new jobs and low unemployment remained the big economic story over the reporting period. On September 24, the Federal Reserve Board's Open Market Committee ("the Fed") again decided against raising interest rates. Despite what appeared to be a sharp split within the Fed, the Central Bank kept the Fed Funds rate at 5.25%. (A news leak reported that eight of the 12 presidents of the regional Federal Reserve Banks were concerned about inflation and leaning toward an increase in rates.)
    The potential resurgence in inflation has been a primary concern of the Fed as the economic expansion continues. Yet inflation has remained subdued. The Consumer Price Index has risen just 2.9% over the past twelve months. Furthermore, indications of inflation at crude, intermediate and finished goods levels, as measured by the Producer Price Index, have remained well-behaved. There appear to be few signs of inflation in the production pipeline.
    The past inverse relationship between unemployment and inflation has not prevailed during this economic expansion. Most recently, the unemployment rate fell to 5.1%, its lowest level in seven years. Job growth has continued to be robust. Yet despite signs of a tightening labor market, wage gains, considered by many economists to be a harbinger of future inflation, remained modest, as have virtually all measures of inflation.
    Buoyed by such good news, consumers have remained confident. The Conference Board's Consumer Confidence Index has risen since the beginning of the year and was near a six-year high by the end of the reporting period. Yet, there were some signs that consumer spending has slowed from its strong pace in the first half of the year. Retail sales remained subdued all summer. Consumer borrowing rose over the reporting period, continuing the three-year trend of steady increases in credit.
    Industrial production has risen consistently since February, and businesses showed some signs of inventory accumulation by late summer. Corporate pricing power still seems to be in check. In a survey of member corporations released in mid-September, the National Federation of Independent Business reported that only 20% of its respondents planned to increase prices in coming months.
Despite all these favorable developments, we are alert for signs of potential economic excess that could result in a resurgence in inflation.
THE MARKET
    With two-year notes trading at a yield of 5.90%, the market has become comfortable with a Fed that will allow rates to remain unchanged. Domestic participants if polled would say that this represents fair value. However, foreign entities look at that yield and find it extremely attractive. Canadian two-year notes are yielding 4.31%, French two-year yield is 3.81%, German two-year yield is 3.62%. In fact the U.S. is now one of the higher yielding developed countries. When you couple the attractiveness of higher rates in the U.S. with a much stronger dollar, you can then understand why our market is attractive to overseas investors.
    Whether or not this attractiveness remains depends on whether overseas economies start to improve. The amount of fiscal drag placed on European economies in preparation for the European Monetary Union should not be underestimated. In essence, until Europe starts to improve our rates here should remain attractive.
THE PORTFOLIO
    The portfolio is currently positioned to be neutral in expectation that the market may have more upside potential. However, the November refunding auction of 3-year Treasury notes, 10-year Treasury notes, and 30-year bonds could put an upside cap on bond prices.
    Since September of last year, we have moved the Fund from an average life of 2 years - close to its maximum - to a more defensive posture of 1.5 years by the end of September, 1996. We believe that a neutral positioning of the Fund is prudent. Most of the good news and buying has already had a positive impact on yields. Without more economic data on which to place emphasis we have to anticipate any trouble spots. The one component missing from economic forecasts is a strong retail sector. With the holiday season quickly approaching we are anticipating that this season could be strong (we mentioned earlier that consumer confidence is high).
    We would be remiss to fail to mention politics. Our approach has been to focus on the checks and balances that are now in place. The more important question becomes: will they remain in place no matter what the outcome? We believe the answer is yes; if the market reacts to election results it may be more of a knee-jerk reaction, in our opinion, than a fundamental shift.
                              Very truly yours,

                          [Gerald E. Thunelius signature logo]

                              Gerald E. Thunelius
                              Portfolio Manager
October 18, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND           SEPTEMBER 30, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000,000 INVESTMENT IN DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND CLASS A SHARES AND CLASS B SHARES AND THE MERRILL LYNCH
GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-2.99 YEARS) INDEX

Dollars
$11,825,104
Dreyfus Institutional
Short Term Treasury
Fund (Class A Shares)
$11,797,886
Dreyfus Institutional
Short Term Treasury
Fund (Class B Shares)
$11,545,505
Merrill Lynch
Governments,
U.S. Treasury,
Short-Term (1-2.99
Years) Index*
[Exhibit A]
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.


AVERAGE ANNUAL TOTAL RETURNS
                     CLASS A SHARES                                              CLASS B SHARES
_____________________________________________________          __________________________________________________
PERIOD ENDED 9/30/96                                           PERIOD ENDED 9/30/96
_________________________                                      ________________________
1 Year                                          6.03%          1 Year                                       5.76%
From Inception (10/29/93)                       5.90           From Inception (10/29/93)                    5.82

Past performance is not predictive of future performance.
The above graph compares a $10,000,000 investment made in each of the Class A shares and Class B shares of Dreyfus Institutional Short Term Treasury Fund on 10/29/93 (Inception Date) to a $10,000,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index on that date. For comparative purposes, the value of the Index on 10/31/93 is used as the beginning value on 10/29/93. All dividends and capital gain distributions are reinvested.
The Fund invests exclusively in U.S. Treasury securities and repurchase agreements in respect thereof. The Fund's portfolio of U.S. Treasury securities will, under normal circumstances, generally have a dollar-weighted average maturity not to exceed two years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-2.99 years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF INVESTMENTS                                                                                  SEPTEMBER 30,1996
                                                                                                   PRINCIPAL
BONDS AND NOTES-52.8%                                                                                AMOUNT            VALUE
                                                                                                    _______           _______
U.S. TREASURY COUPON STRIPS-10.1%
    Zero Coupon, 2/15/1997..................................................                      $  20,000,000    $  19,606,216
                                                                                                                   _____________
U.S. TREASURY NOTES-42.7%
    8 1/2%, 7/15/1997.......................................................                         10,000,000       10,210,938
    6 1/8%, 8/31/1998.......................................................                         56,100,000       56,126,300
    6%, 8/15/1999...........................................................                         17,000,000       16,883,125
                                                                                                                   _____________
                                                                                                                      83,220,363
                                                                                                                   _____________
TOTAL BONDS AND NOTES
    (cost $102,960,903).....................................................                                        $102,826,579
                                                                                                                   =============
SHORT-TERM INVESTMENTS-8.0%
REPURCHASE AGREEMENTS-1.7%
Aubrey G. Lanston & Co., 5.65%
    dated 9/30/1996, due 10/1/1996 in the amount of $3,391,532
    (fully collateralized by $3,463,000 U.S. Treasury Bills,
    12/5/1996, value $3,430,102)............................................                     $    3,391,000      $ 3,391,000
U.S. TREASURY BILLS-6.3%
    5.19%, 12/5/1996........................................................                         12,330,000       12,219,276
                                                                                                                   _____________
TOTAL SHORT-TERM INVESTMENTS
    (cost $15,605,457)......................................................                                        $ 15,610,276
                                                                                                                   =============
TOTAL INVESTMENTS
    (cost $118,566,360).....................................................                         60.8%          $118,436,855
                                                                                                    ======         =============
CASH AND RECEIVABLES (NET)..................................................                         39.2%          $ 76,342,959
                                                                                                    ======         =============
NET ASSETS  ...........................................................                             100.0%          $194,779,814
                                                                                                    ======         =============


See notes to financial statements.




DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value-Note 1(a,b)
      (cost $118,566,360)-see statement.....................................                                       $118,436,855
    Cash....................................................................                                          2,399,930
    Receivable for investment securities sold...............................                                         80,524,374
    Interest receivable.....................................................                                            461,924
                                                                                                                    ____________
                                                                                                                     201,823,083
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $      38,117
    Due to Distributor......................................................                             5,152
    Payable for shares of Beneficial Interest redeemed......................                          7,000,000       7,043,269
                                                                                                   ____________     ____________
NET ASSETS  ................................................................                                       $194,779,814
                                                                                                                  ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $198,144,871
    Accumulated net realized (loss) on investments..........................                                         (3,235,552)
    Accumulated net unrealized (depreciation) on investments-Note 4.........                                           (129,505)
                                                                                                                    ____________
NET ASSETS at value.........................................................                                        $194,779,814
                                                                                                                  ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         85,893,872
                                                                                                                  ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         12,298,420
                                                                                                                  ==============
NET ASSET VALUE per share:
    Class A Shares
      ($170,289,579 / 85,893,872 shares)....................................                                               $1.98
                                                                                                                          ======
    Class B Shares
      ($24,490,235 / 12,298,420 shares).....................................                                               $1.99
                                                                                                                          ======
STATEMENT OF OPERATIONS            YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $  15,471,548
    EXPENSES:
      Management fee-Note 3(a)..............................................                       $    468,699
      Distribution fees (Class B shares)-Note 3(b)..........................                             41,623
                                                                                                     __________
          TOTAL EXPENSES....................................................                                             510,322
                                                                                                                    ____________
          INVESTMENT INCOME-NET.............................................                                          14,961,226
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized (loss) on investments......................................                       $(2,484,085)
    Net unrealized (depreciation) on investments............................                           (14,896)
                                                                                                     __________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                         (2,498,981)
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $ 12,462,245
                                                                                                                   =============

See notes to financial statements.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED SEPTEMBER 30,
                                                                                       ______________________________________
                                                                                             1995                    1996
                                                                                        _____________            _____________
OPERATIONS:
    Investment income-net...................................................          $     6,040,397            $ 14,961,226
    Net realized gain (loss) on investments.................................                   17,213             (2,484,085)
    Net unrealized appreciation (depreciation) on investments for the year..                  487,103                 (14,896)
                                                                                        _____________            _______________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                6,544,713              12,462,245
                                                                                        _____________            _______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................              (5,125,168)             (13,968,029)
      Class B shares........................................................                (886,038)              (1,022,388)
                                                                                        _____________            _______________
          TOTAL DIVIDENDS...................................................              (6,011,206)              (14,990,417)
                                                                                        _____________            _______________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................              205,025,138               257,457,775
      Class B shares........................................................                9,691,420                41,742,937
    Dividends reinvested:
      Class A shares........................................................                2,977,656                10,564,901
      Class B shares........................................................                  735,883                   872,362
    Cost of shares redeemed:
      Class A shares........................................................           (138,068,260)               (256,062,818)
      Class B shares........................................................            (27,751,723)                (23,978,886)
                                                                                        _____________            _______________
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......             52,610,114                  30,596,271
                                                                                        _____________            _______________
            TOTAL INCREASE IN NET ASSETS....................................             53,143,621                   28,068,099
NET ASSETS:
    Beginning of year.......................................................            113,568,094                 166,711,715
                                                                                        _____________            _______________
    End of year (including undistributed investment income-net of $29,191 in 1995)    $ 166,711,715                $ 194,779,814
                                                                                       ==============              =============





                                                                                          SHARES
                                                      __________________________________________________________________________
                                                                   CLASS A                                  CLASS B
                                                      ________________________________          ________________________________
                                                          YEAR ENDED SEPTEMBER 30,                 YEAR ENDED SEPTEMBER 30,
                                                      ________________________________          ________________________________
                                                           1995               1996                 1995                1996
                                                      ____________        ____________         ___________      ________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................             103,232,663       128,426,345            4,898,778           20,911,548
    Shares issued for dividends reinvested.               1,502,166         5,314,554              372,428              436,954
    Shares redeemed........................            (70,202,557)     (128,532,027)         (14,048,233)          (12,025,940)
                                                      ____________        ____________         ___________      ________________
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING.............             34,532,272          5,208,872           (8,777,027)            9,322,562
                                                     ==============      =============         ============      ===============

See notes to financial statements.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.





                                                                CLASS A SHARES                          CLASS B SHARES
                                                       ________________________________           _____________________________
                                                            YEAR ENDED SEPTEMBER 30,                 YEAR ENDED SEPTEMBER 30,
                                                       ________________________________           _____________________________
PER SHARE DATA:                                           1994(1)     1995      1996               1994(1)      1995      1996
                                                          ______      ______   ______              ______      ______    ______
    Net asset value, beginning of year............       $  2.00     $  1.96   $  1.99            $  2.00    $  1.97     $  2.00
                                                          ______      ______   ______              ______      ______    ______
    INVESTMENT OPERATIONS:
    Investment income-net.........................          .10         .13       .13                 .09       .13        .12
    Net realized and unrealized gain (loss)
      on investments..............................         (.04)        .03      (.01)               (.03)      .03       (.01)
                                                          ______      ______   ______              ______      ______    ______
      TOTAL FROM INVESTMENT OPERATIONS............          .06          .16      .12                 .06       .16        .11
                                                          ______      ______   ______              ______      ______    ______
    DISTRIBUTIONS;
    Dividends from investment income-net..........         (.10)       (.13)     (.13)               (.09)     (.13)     (.12)
                                                          ______      ______   ______              ______      ______    ______
    Net asset value, end of year..................        $  1.96    $  1.99  $  1.98              $  1.97   $  2.00    $  1.99
                                                         ========    =======   ======              =======   =======    ========
TOTAL INVESTMENT RETURN........................          3.08%(2)     8.45%     6.03%             3.39%(2)     8.17%      5.76%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.......        .20%(2)      .20%      .20%              .45%(2)      .45%       .45%
    Ratio of net investment income to
      average net assets.........................        5.41%(2)     6.48%      6.40%            5.01%(2)     6.35%      6.13%
    Portfolio Turnover Rate...................       4,125.54%(3)   1,926.32%  694.24%        4,125.54%(3)   1,926.32%   694.24%
    Net Assets, end of year (000's Omitted).......      $90,421     $160,748  $170,290             $23,147    $5,964     $24,490
    (1)  From October 29, 1993 (commencement of operations) to September 30, 1994.
    (2)  Annualized.
    (3)  Not annualized.



See notes to financial statements.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Short Term Treasury Fund ("the Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments, including U.S. Treasury Bills, are valued at the mean between the quoted bid prices and asked prices. Other short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $777,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. The carryover does not include net realized securities losses from November 1, 1995 through September 30, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $728,000 of the carryover expires in fiscal 2003 and $49,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and with the prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    Effective December 1, 1995, the Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.
    Effective May 10, 1996, the Manager compensates Mellon under a custody agreement for providing custodial services for the Fund.
    (B) Under the Class B Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquir ies regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the year ended September 30, 1996, $41,623 was charged to the Fund pursuant to the Plan.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short term securities, during the year ended September 30, 1996, amounted to $1,259,085,622 and $1,283,054,558, respectively.
    At September 30, 1996, accumulated net unrealized depreciation on investments was $129,505, consisting of $142,758 gross unrealized appreciation and $272,263 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Short Term Treasury Fund, including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Short Term Treasury Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
October 31, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 93.90% of the ordinary income dividends paid during its fiscal year ended September 30, 1996 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

[Dreyfus lion "d" logo]
DREYFUS INSTITUTIONAL
SHORT TERM TREASURY FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                        721/680AR969
[Dreyfus logo]
Institutional
Short Term
Treasury Fund
Annual Report
September 30, 1996